Exhibit 10.4
AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT

April 28, 2021

Wells Fargo Securities, LLC 500 West 33rd Street New York, New York 10001
Ladies and Gentlemen:
Reference is made to the Distribution Agreement, dated February 14, 2020 (the “Agreement”), by and among First Industrial Realty Trust, Inc., a Maryland corporation (the “Company”), First Industrial, L.P., a Delaware limited partnership whose sole general partner is the Company (the “Operating Partnership”), and Wells Fargo Securities, LLC, as agent and/or principal (the “Agent”). The Company, the Operating Partnership and the Agent (collectively, the “Parties”) wish to amend the Agreement to reflect the appointment of Morrison & Foerster LLP as counsel for the Agents (this “Amendment”). The Parties therefore hereby agree as follows:
1.Opinion and Negative Assurance Letter of Counsel for the Agents. Sections 5(b) and 6(e) of the Agreement are hereby amended so that the reference to “Clifford Chance US LLP” is deleted and replaced with “Morrison & Foerster LLP”.
2.Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.
3.Counterparts. This Amendment may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument. This Amendment may be delivered by any party by facsimile or other electronic transmission.
4.Agreement Remains in Effect. Except as provided herein, all provisions, terms and conditions of the Agreement shall remain in full force and effect. As amended hereby, the Agreement is ratified and confirmed in all respects.

    Terms used herein but not otherwise defined are used herein as defined in the Agreement.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof; whereupon this instrument, along with all counterparts, will become a binding agreement among the Company, the Operating Partnership and the Agent in accordance with its terms.

Very truly yours,
FIRST INDUSTRIAL REALTY TRUST, INC.

By: /s/ Scott A. Musil__________________
Name: Scott A. Musil
Title: Chief Financial Officer, Treasurer and Assistant Secretary

FIRST INDUSTRIAL, L.P.
By: First Industrial Realty Trust, Inc., as its sole general partner

By: /s/ Scott A. Musil__________________
Name: Scott A. Musil
Title: Chief Financial Officer, Treasurer and Assistant Secretary
[Amendment No. 1 to Distribution Agreement Signature Page]

The foregoing Amendment No. 1 to
the Agreement is hereby confirmed
and accepted as of the date first
written above.

WELLS FARGO SECURITIES, LLC

By: /s/ Elizabeth Alvarez________
    Name: Elizabeth Alvarez
    Title: Managing Director
[Amendment No. 1 to Distribution Agreement Signature Page]